                                --------------
                               COLONIAL GROWTH
                                 SHARES FUND
                                --------------

                                ANNUAL REPORT
                               OCTOBER 31, 1995

                     COLONIAL GROWTH SHARES FUND HIGHLIGHTS
                      NOVEMBER 1, 1994 - OCTOBER 31, 1995

INVESTMENT OBJECTIVE: Colonial Growth Shares Fund seeks long-term growth by investing primarily in middle capitalization equities.

THE FUND IS DESIGNED TO OFFER:
-        Opportunity for long-term growth
-        A disciplined investment strategy
-        Broad diversification

PORTFOLIO MANAGER COMMENTARY: "Colonial Growth Shares Fund provided investors with attractive returns during its most recent fiscal year. The Fund's portfolio of middle capitalization stocks fully participated in a stock market rally that sustained itself throughout 1995."

                    COLONIAL GROWTH SHARES FUND PERFORMANCE

                                                     CLASS A           CLASS B
    Distributions declared per share                 $1.380            $1.282
    Total returns, assuming
    reinvestment of all distributions
    and no sales charge or contingent
    deferred sales charge (CDSC) --
    12 months                                         28.44%            27.50%
    Net asset value per share at 10/31/95            $16.14            $16.04

TOP FIVE HOLDINGS                          TOP FIVE SECTORS*
(as of 10/31/95)                           (as of 10/31/95)
1. Nike, Inc.                              1. Technology                16.02%
2. Medtronic, Inc.                         2. Financials                15.27%
3. Loews Corp.                             3. Consumer Cyclicals        12.19%
4. Federal Express Corp.                   4. Health Care                9.30%
5. Philip Morris Co., Inc.                 5. Consumer Staples           8.19%


There can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

*Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial defined criteria as used in the investment process.
Percentages are based on total net assets.

                              PRESIDENT'S MeSSAGE

                              TO FUND SHAREHOLDERS

[PHOTO] During the 12 months ended October 31, 1995, the U.S. stock market provided attractive returns for investors. This performance reflected moderate economic growth and low inflation in the United States.

Declining interest rates and low inflation set the stage for a stock market rally in the United States. In terms of performance, large capitalization "blue chip" stocks set the pace for the rest of the U.S. equity market, although middle capitalization, small capitalization, and foreign stocks also did well. However, the rally was not primarily driven by any one sector or industry. It was broad based, reflecting contributions from all sectors of the stock market. Almost all U.S. stocks thrived in this environment.

Daniel Rie, Lead Portfolio Manager of Colonial Growth Shares Fund, and Peter Wiley, the Fund's Associate Portfolio Manager, believe that economic growth and inflation will remain moderate in the months ahead. Should this outlook prove true, the growth stocks your Fund invests in should continue to provide investors with positive returns. In the following report, Dan and Peter comment on the Fund's management strategy and on key issues affecting growth stocks in general and your Fund in particular.

Respectfully,

/s/ John A. McNeice, Jr.

John A. McNeice, Jr.
President
December 11, 1995

                          Portfolio Management Report

DANIEL RIE is Senior Vice President of Colonial Management Associates, Inc. and Lead Portfolio Manager of Colonial Growth Shares Fund. Dan also directs our equity investment group. He has more than 21 years of financial management experience. Peter Wiley is Assistant Vice President of Colonial Management Associates, Inc., and Associate Portfolio Manager of Colonial Growth Shares Fund.

U.S. ECONOMY FAVORABLE: The U.S. economy was far more vigorous during the third quarter of 1995 than it was in either of the prior two quarters -- industrial production increased at an annual rate of 5.7%. This contrasts with the relatively slow gross domestic product growth rates for the first and second quarters of 2.7% and 1.3%, respectively. We believe interest rates will continue to decline and inflation will stay under control. In such an environment, stocks should continue to provide positive returns for investors.

FUND PERFORMANCE VS. THE STANDARD & POOR'S MIDCAP 400 INDEX: During the period, the Fund outperformed the S&P Midcap 400 Index, a broad based, unmanaged index. The Fund was able to outperform the Index because of its diversification strategy. The Fund is an actively managed portfolio of middle capitalization securities with the flexibility to invest in U.S. and foreign stocks, and fixed-income and short-term securities, while the Index only tracks the performance of middle capitalization U.S. stocks.

MID CAP STOCKS OFFER FUTURE EARNINGS GROWTH: The Fund invests primarily in mid cap stocks -- stocks from companies with valuations between $400 million and $8 billion dollars. All of the stocks we evaluate as possible acquisitions must hold the potential for future earnings growth. We take other factors into account as well. Some of the stocks we own possess value characteristics. These investments may provide long-term price appreciation.

STRONG CORPORATE EARNINGS REFLECTED IN FUND PERFORMANCE: Many U.S. corporations met or exceeded earnings estimates during the Fund's fiscal year. This has benefited the Fund -- performance has improved along with the earnings of the companies that issue the stocks held in the Fund's portfolio.

FINANCIAL STOCKS ALSO CONTRIBUTE TO PERFORMANCE: Financial stocks, including First Interstate Bank, provided attractive returns. We took advantage of the increase in First Interstate's stock price when Wells Fargo Bank announced its takeover bid -- our First Interstate stock was sold at a profit.

WEAK DOLLAR HELPS TECHNOLOGY STOCKS: Another sector that contributed to the Fund's performance is technology, which represented more than 16.0% of investments at the end of the fiscal year. These stocks improved as the dollar weakened relative to most major currencies. Because many companies in this sector have business dealings overseas, the dollar's weakness made the prices for their products more competitive than their foreign counterparts. As sales increased, so did profit margins and market share.

LOOKING AHEAD: We anticipate that the economy should continue to grow, at least over the near term, and inflation will remain under control. In that environment, conditions should remain favorable for growth stocks into 1996.

             COLONIAL GROWTH SHARE'S FUND'S INVESTMENT PERFORMANCE
                   VS. THE STANDARD & POOR'S MIDCAP 400 INDEX

                 Change in Value of $10,000 from 10/85 - 10/95
                    Based on NAV and MOP for Class A Shares

          Label        A        B         C
          -----        -        -         -
Label     CGSF        MOP      NAV       S&P
-----     ----        ---      ---       ---
 1        10/85      9425     10000     10000
 2        12/85     10686     11338     10309
 3         3/86     12757     13535     11377
 4         6/86     13130     13931     12555
 5         9/86     12131     12871     11879
 6        12/86     12728     13504     13977
 7         3/87     15389     16328     15993
 8         6/87     15762     16723     17193
 9         9/87     16680     17698     15875
10        12/87     12980     13772     16242
11         3/88     15039     15957     19640
12         6/88     15675     16631     19473
13         9/88     15713     16671     20346
14        12/88     16299     17294     15912
15         3/89     17666     18744     17985
16         6/89     19133     20301     18973
17         9/89     21280     22578     18725
18        12/89     21097     22384     19233
19         3/90     20417     21662     21068
20         6/90     21701     23024     23177
21         9/90     17427     18490     25706
22        12/90     18848     19998     26068
23         3/91     22653     24035     25255
24         6/91     22222     23577     26754
25         9/91     23792     25244     21997
26        12/91     25273     26815     24734
27         3/92     25651     27216     30411
28         6/92     24414     25903     30188
29         9/92     25238     26778     33063
30        12/92     28052     29763     37125
31         3/93     29309     31097     36937
32         6/93     28860     30621     35790
33         9/93     30402     32257     37181
34        12/93     30853     32735     41548
35         3/94     30251     32096     42911
36         6/94     29714     31527     43911
37         9/94     30833     32714     46118
38        12/94     30032     31864     47346
39         3/95     32834     34837     45548
40         6/95     36571     38803     43887
41         9/95     40491     42961     46858
42        10/95     40291     42749     47370

A $10,000 investment in Class B shares made on June 8, 1992 (inception), at net asset value would have been valued at $16,121 on October 31, 1995. The same investment after deducting the applicable CDSC would have grown to $15,821 on October 31, 1995.
The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle capitalization U.S. stocks.



                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 9/30/95 (Most Recent Quarter End)

                         CLASS A SHARES                 CLASS B SHARES
                         NAV           MOP            NAV           w/CDSC
1 YEAR                 31.32%        23.77%         30.38%        25.38%
5 YEARS                18.37%        16.97%           --           --
10 YEARS               15.90%        15.21%           --           --
SINCE INCEPTION         --            --            14.23%        13.56%

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or CDSC. Maximum offering price (MOP) return includes the maximum sales charge of 5.75%. The CDSC returns reflect charges of: 5.00% for one year; 3.00% since inception. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                             INVESTMENT PORTFOLIO

                       OCTOBER 31, 1995 (IN THOUSANDS)


COMMON STOCKS - 91.1%                       SHARES      VALUE
-------------------------------------------------------------
CONSTRUCTION - 0.4%
BUILDING CONSTRUCTION
Pulte Corp.                                    37      $1,157
                                                       ------
-------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 16.9%
DEPOSITORY INSTITUTIONS - 3.2%
Citicorp                                       32       2,095
H.F. Ahmanson & Co.                            43       1,080
MBNA Corp.                                     77       2,821
Norwest Corp.                                  91       2,671
                                                       ------
                                                        8,667
                                                       ------
INSURANCE CARRIERS - 6.7%
Ace Ltd.                                       31       1,054
American Bankers Insurance Group, Inc.         22         782
CNA Financial Corp.(a)                         25       2,793
Geico Corp.                                    21       1,421
Loews Corp.                                    55       8,050
MGIC Investment Corp.                          31       1,735
Oxford Health Plans, Inc.(a)                   13       1,002
Sunamerica, Inc.                               21       1,320
                                                       ------
                                                       18,157
                                                       ------
NONDEPOSITORY CREDIT INSTITUTIONS - 4.7%
Countrywide Credit Industries, Inc.            63       1,383
Dean Witter Discover & Co.(a)                  35       1,736
Finova Group, Inc.                             53       2,380
Green Tree Financial Corp.                     43       1,156
ITT Corp.(a)                                   35       4,251
The Money Store, Inc.                          42       1,665
                                                       ------
                                                       12,571
                                                       ------
SECURITY BROKERS & DEALERS - 2.3%
Bear Stearns Co., Inc.                         177      3,516
Lehman Brothers Holdings, Inc.                 108      2,356
United Asset Management Corp.                    7        254
                                                       ------
                                                        6,126
                                                       ------
-------------------------------------------------------------
MANUFACTURING - 49.5%
APPAREL - 0.5%
Warnaco Group, Inc.                             59      1,362
                                                       ------

        Investment Portfolio/October 31, 1995
-----------------------------------------------------

CHEMICALS - 8.0%
ARCO Chemical Co.                       13    $   657
Amgen, Inc. (a)                         67      3,226
Avon Products, Inc.                     21      1,487
Cabot Corp.                             52      2,456
Colgate-Palmolive Co.                   17      1,191
Goodrich (B.F.) Co.                     36      2,398
ICN Pharmaceuticals, Inc.(a)           118      2,413
Mylan Laboratories, Inc.                22        415
Pfizer, Inc.                            51      2,949
Smith International, Inc.              107      1,709
Vigoro Corp.                            48      2,073
Wellman, Inc.                           20        470
                                              -------
                                               21,444
                                              -------

ELECTRONIC & ELECTRICAL EQUIPMENT - 8.8%
Integrated Circuit Systems, Inc. (a)    69        930
Intel Corp.                             90      6,303
Methode Electronics, Inc. Class A       71      1,635
Micron Technology, Inc.                 66      4,661
Motorola, Inc.                          51      3,314
Park Electrochemical Corp.              43      1,337
Pittway Corp.                           22      1,299
Tellabs, Inc. (a)                       16        547
Texas Instruments, Inc.                 55      3,726
                                              -------
                                               23,752
                                              -------

FABRICATED METAL - 0.6%
Crane Co.                               20        722
Harsco Corp.                            20      1,034
                                              -------
                                                1,756
                                              -------
FOOD & KINDRED PRODUCTS - 4.8%
Archer Daniels Midland Co.              47        766
IBP, Inc.                               95      5,682
Phillip Morris Co., Inc.                77      6,464
                                              -------
                                               12,912
                                              -------

FURNITURE & FIXTURES - 0.9%
Leggett & Platt, Inc.                   102     2,443
                                              -------

MACHINERY & COMPUTER EQUIPMENT - 4.3%
Applied Materials, Inc. (a)              15       772
Briggs and Stratton Corp.                47     1,890
Cisco Systems, Inc. (a)                  12       953
Gateway 2000, Inc. (a)                   34     1,128
Harnischfeger Industries, Inc.           95     2,992
Kysor Industrial Corp.                   41       963
Sun Microsystems, Inc. (a)               28     2,207
Toro Co.                                 20       583
                                              -------
                                               11,488
                                              -------


          Investment Portfolio/October 31, 1995
-------------------------------------------------------------

COMMON STOCKS - CONT.                       SHARES      VALUE
-------------------------------------------------------------
MANUFACTURING - CONT.
  MEASURING & ANALYZING INSTRUMENTS - 7.6%
  Boston Scientific Corp., (a)                  43   $  1,799
  Eastman Kodak Co.                             57      3,576
  Measurex Corp.                                37      1,128
  Medtronic, Inc.                              141      8,154
  Mentor Corp.                                  30        660
  St. Jude Medical, Inc.                        27      1,422
  Xerox Corp.                                   29      3,776
                                                     --------
                                                       20,515
                                                     --------

  MISCELLANEOUS MANUFACTURING - 0.6%
  Callaway Golf Co.                             95      1,559
                                                     --------
  PAPER & PAPER MILLS - 1.2%
  Mead Corp.                                    56      3,227
                                                     --------
  PETROLEUM REFINING - 0.9%
  Atlantic Richfield Co.                         7        769
  Kerr-McGee Corp.                              31      1,720
                                                     --------
                                                        2,489
                                                     --------
  PRIMARY METAL - 2.0%
  Aluminum Company of America                   27      1,367
  Carpenter Technology Corp.                    51      1,916
  Texas Industries, Inc.                        38      2,015
                                                     --------
                                                        5,298
                                                     --------
  PRINTING & PUBLISHING - 1.6%
  Central Newspapers, Inc.                      19        555
  New England Business Service, Inc.            27        514
  Reynolds & Reynolds Co.                       92      3,277
                                                     --------
                                                        4,346
                                                     --------
  RUBBER & PLASTIC - 3.3%
  Nike, Inc., Class B                          145      8,217
  Wynn's International, Inc.                    28        781
                                                     --------
                                                        8,998
                                                     --------
  TOBACCO PRODUCTS - 0.6%
  UST, Inc.                                     53      1,590
                                                     --------

  TRANSPORTATION EQUIPMENT - 3.8%
  Dana Corp.                                    96      2,450
  Polaris Industries, Inc.                      70      1,957
  Sundstrand Corp.                              70      4,312
  Varlen Corp.                                  54      1,439
                                                     --------
                                                       10,158
                                                     --------

                                      8


           Investment Portfolio/October 31, 1995
-------------------------------------------------------

MINING & ENERGY - 0.4%
  METAL MINING
  Cleveland-Cliffs, Inc.                   29   $ 1,073
                                                -------
-------------------------------------------------------
RETAIL TRADE - 5.7%
  APPAREL & ACCESSORY STORES - 0.2%
  Claire's Stores, Inc.                    28       548
                                                -------
  FOOD STORES - 1.3%
  General Nutrition Companies, Inc.(a)    143     3,552
                                                -------
  GENERAL MERCHANDISE STORES - 1.1%
  Federated Department Stores, Inc.(a)     59     1,502
  Staples, Inc.(a)                         52     1,387
                                                -------
                                                  2,889
                                                -------
  HOME FURNISHINGS & EQUIPMENT - 1.4%
  Circuit City Stores, Inc.               115     3,841
                                                -------
  MISCELLANEOUS RETAIL - 0.4%
  Arbor Drugs, Inc.                        56     1,013
                                                -------
  RESTAURANTS - 1.3%
  Buffets, Inc.(a)                         46       577
  Daka International, Inc.(a)              29       881
  Marriott International, Inc.             36     1,339
  McDonald's Corp.                         16       668
                                                -------
                                                  3,465
                                                -------
-------------------------------------------------------
SERVICES - 7.5%
  BUSINESS SERVICES - 6.3%
  CUC International Inc.(a)                36     1,257
  Computer Associates International, Inc.  39     2,170
  HBO & Co.                                13       941
  National Data Corp.                      29       771
  Omnicom Group, Inc.                      62     3,973
  Peoplesoft, Inc.(a)                      16     1,342
  Sterling Software, Inc.(a)               78     3,575
  System Software Associates, Inc.         99     3,063
                                                -------
                                                 17,092
                                                -------
  HEALTH SERVICES - 0.3%
  Surgical Care Affiliates, Inc.           26       770
                                                -------
  PERSONAL SERVICES - 0.9%
  Service Corp. International              60     2,416
                                                -------
-------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 7.7%
  AIR TRANSPORTATION - 3.0%
  Federal Express Corp.(a)                 97     7,966
                                                -------


                 Investment Portfolio/October 31, 1995

-----------------------------------------------------------------------------
COMMON STOCKS - CONT.                                      SHARES       VALUE
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - CONT.
 COMMUNICATIONS - 1.3%
 Century Telephone Enterprises, Inc.                          26     $    763
 Cincinnati Bell, Inc.                                        74        2,171
 Citicasters, Inc. (a)                                        17          522
                                                                     --------
                                                                        3,456
                                                                     --------
 ELECTRIC SERVICES - 1.6%
 Unicom Corp.                                                133        4,369
                                                                     --------

 GAS SERVICES - 0.2%
 Enron Corp.                                                  14          495
                                                                     --------

 TRANSPORTATION SERVICES - 1.6%
 GATX Corp.                                                   94        4,446
                                                                     --------
-----------------------------------------------------------------------------
WHOLESALE TRADE - 3.0%
 DURABLE GOODS - 1.8%
 Anixter International, Inc. (a)                              32          604
 Marshall Industries (a)                                      31        1,103
 Pioneer Standard Electronics, Inc.                          221        3,064
 Ultramed, Inc. (a)(b)                                       450          104
                                                                     --------
                                                                        4,875
                                                                     --------

 NONDURABLE GOODS - 1.2%
 Bergen Brunswig Corp., Class A                               95        1,970
 Foxmeyer Corp. (a)                                           59        1,341
                                                                     --------
                                                                        3,311
                                                                     --------

 TOTAL INVESTMENTS (cost of $193,564)(c)                              245,592
                                                                     --------

 SHORT-TERM OBLIGATIONS - 11.0%                              PAR
 ----------------------------------------------------------------------------
 Repurchase agreement with Bankers Trust Securities
 Corp., dated 10/31/95, due 11/01/95 at 5.875% collateralized by
 U.S. Treasury notes with various maturities to 1997, market
 value $30,219 (purchase proceeds $29,598)               $29,593       29,593
                                                                      -------

 OTHER ASSETS & LIABILITIES, NET - (2.1)%                              (5,509)
 ----------------------------------------------------------------------------
 NET ASSETS - 100.0%                                                 $269,676
                                                                     --------

 NOTES TO INVESTMENT PORTFOLIO:
 ----------------------------------------------------------------------------

(a) Non-income producing.
(b) Ultramed, Inc. is a restricted security which was acquired on August 14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents
    0.0% of the Fund's net assets at October 31, 1995.
(c) Cost for federal income tax purposes is $193,724.

See notes to financial statements.

                  STATEMENT OF ASSETS & LIABILITIES
                          OCTOBER 31, 1995
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $193,564)                               $245,592
Short-term obligations                                               29,593
                                                                   --------
                                                                    275,185

Receivable for:
 Fund shares sold                                  $  686
 Investments sold                                     216
 Dividends                                            163
 Interest                                               5
 Foreign tax reclaims                                   4
Other                                                   8             1,082
                                                   ------          --------
  Total Assets                                                      276,267

LIABILITIES
Payable for:
 Investments purchased                              5,553
 Fund shares repurchased                            1,004
Accrued:
 Deferred Trustees fees                                 2
 Other                                                 32
                                                   ------
  Total Liabilities                                                   6,591
                                                                   --------

NET ASSETS                                                         $269,676
                                                                   ========

Net asset value & redemption price per share -
Class A ($194,393/12,041)                                          $  16.14
                                                                   ========
Maximum offering price per share - Class A
($16.14/0.9425)                                                    $  17.12(a)
                                                                   ========
Net asset value & offering price per share -
Class B ($75,283/4,694)                                            $  16.04(b)
                                                                   ========
COMPOSITION OF NET ASSETS
Capital paid in                                                    $196,319
Undistributed net investment income                                     582
Accumulated net realized gain                                        20,750
Net unrealized appreciation (depreciation)
 during the period on:
 Investments                                                         52,028
 Foreign currency transactions                                           (3)
                                                                   --------
                                                                   $269,676
                                                                   ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                        STATEMENT OF OPERATIONS
                  FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                             $ 4,525
Interest                                                                  890
                                                                      -------
  Total investment income (net of nonrebatable
  foreign taxes withheld at source which
  amounted to $18)                                                      5,415

EXPENSES
Management fee                                             $ 1,148
Service fee -- Class A                                         376
Service fee -- Class B                                         149
Distribution fee -- Class B                                    450
Transfer agent                                                 682
Bookkeeping fee                                                 89
Trustees fee                                                    20
Custodian fee                                                   14
Audit fee                                                       40
Legal fee                                                       10
Registration fee                                                23
Reports to shareholders                                         13
Other                                                           29      3,043
                                                           -------    -------
    Net Investment Income                                               2,372

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                 20,785
Foreign currency transactions                                   (2)
                                                           -------
    Net Realized Gain                                                  20,783

Net unrealized appreciation during the
period on:
Investments                                                 34,829
Foreign currency transactions                                    2
                                                           -------
    Net Unrealized Gain                                                34,831
                                                                      -------
      Net Gain                                                         55,614
                                                                      -------
Net Increase in Net Assets From Operations                            $57,986
                                                                      =======

See notes to financial statements.

               STATEMENT OF CHANGES IN NET ASSETS


                                                  Year ended
(in thousands)                                    October 31
                                             --------------------
INCREASE (DECREASE) IN NET ASSETS              1995       1994
Operations:
Net investment income                        $  2,372   $  1,094
Net realized gain                              20,783     18,261
Net unrealized appreciation (depreciation)     34,831    (13,720)
                                             --------   --------
   Net Increease from Operations               57,986      5,635
Distributions:
From net investment income - Class A           (1,927)      (811)
From net realized gains - Class A             (13,715)   (16,747)
From net investment income - Class B             (276)        -
From net realized gains - Class B              (4,637)    (4,174)
                                             --------   --------
                                               37,431    (16,097)
                                             --------   --------
Fund Share Transactions:
Receipts for shares sold - Class A             83,053     67,549
Value of distributions reinvested - Class A    13,678     15,244
Cost of shares repurchased - Class A          (90,175)   (79,333)
                                             --------   --------
                                                6,556      3,460
                                             --------   --------
Receipts for shares sold - Class B             27,663     37,440
Value of distributions reinvested - Class B     4,705      3,963
Cost of shares repurchased - Class B          (20,392)   (26,955)
                                             --------   --------
                                               11,976     14,448
                                             --------   --------
   Net Increase from Fund Share Transactions   18,532     17,908
                                             --------   --------
      Total Increase                           55,963      1,811


NET ASSETS:
Beginning of period                           213,713    211,902
                                             --------   --------
End of period (including undistributed net
   invesetment income of $582 and $413,
   respectively)                             $269,676   $213,713
                                             ========   ========

NUMBER OF FUND SHARES
Sold - Class A                                  5,863      4,866
Issued for distribution reinvested - Class A    1,139      1,120
Repurchased - Class A                          (6,410)    (5,688)
                                             --------   --------
                                                  592        298
                                             --------   --------
Sold - Class B                                  1,988      2,708
Isued for distributions reinvested - Class B      395        292
Repurchased - Class B                          (1,507)    (1,947)
                                             --------   --------
                                                  876      1,053
                                             --------   --------

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1995

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION: Colonial Growth Shares Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end
management investment company.   The Fund may issue an unlimited number of
shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities, for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses, (other than the Class A and Class B service fee and Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, net investment income per share data reflects the service fee applicable to both Class A and Class B shares and the distribution fee applicable to Class B shares only.

Class A and Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to both Class A and Class B and by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

                 Notes to Financial Statements/October 31, 1995

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gain (loss) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

                 Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
-------------------------------------------------------------------------------
The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the in-vestment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets during the preceding twelve months. The fee is subject to a maximum performance adjustment, determined monthly, of +/- 1/12 of 0.20% based on the comparative experience of the Fund and the Standard and Poor's Index of 500 common stocks during the preceding twelve months. For the year ended October 31, 1995, the total fee included a downward performance adjustment of $128,408.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $48,107 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $169,878 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment of a service fee to to the Distributor as follows:

  Value of shares outstanding on the
 20th of each month which were issued           Annual Fee Rate
 ------------------------------------           ---------------
 Prior to April 1, 1989.......................      0.15%
 On or after April 1, 1989....................      0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

                 Notes to Financial Statements/October 31, 1995
-------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $195,666,326 and $211,123,404, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of investments for federal income tax purposes was:

 Gross unrealized appreciation                $   55,213,059
 Gross unrealized depreciation                    (3,344,807)
                                              --------------
         Net unrealized appreciation          $   51,868,252
                                              ==============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                            FINANCIAL HIGHLIGHTS (a)


Selected data for a share of each class outstanding throughout each period are as follows:



                                                         Year ended October 31
                                               -------------------------------------------
                                                      1995                     1994
                                               Class A     Class B     Class A     Class B
                                               -------     -------     -------     -------
Net asset value -
   Beginning of period                         $14.020     $13.940      $15.240    $15.180
                                               -------     -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.174       0.065        0.096     (0.008)
Net realized and
unrealized gain                                  3.326       3.317        0.275      0.288
                                               -------     -------      -------    -------
   Total from Investment
      Operations                                 3.500       3.382        0.371      0.280
                                               -------     -------      -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.165)     (0.067)      (0.071)       ---
From net realized gains                         (1.215)     (1.215)      (1.520)    (1.520)
                                               -------     -------      -------    -------
Total Distributions
   Declared to Shareholders                     (1.380)     (1.282)      (1.591)    (1.520)
                                               -------     -------      -------    -------
Net asset value -
   End of period                               $16.140     $16.040      $14.020    $13.940
                                               -------     -------      -------    -------
Total return (d)                                 28.44%      27.50%        2.78%      2.12%
                                               -------     -------      -------    -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.12%(e)    1.90%(e)     1.22%      1.97%
Net investment income                             1.24%(e)    0.46%(e)     0.69%     (0.06)%
Portfolio turnover                                  92%         92%         121%       121%
Net assets at end
of period (000's)                             $194,393     $75,283     $160,495    $53,218


(a) Per share data was calculated using average shares outstanding during the period. For the years ended 1992 and 1991 per share data was calculated using the SEC method.
(b) The Fund changed its fiscal year end from March 31 to October 31 in 1992.
(c) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements, if any, had no impact on the Fund's gross expense ratio.
(f)    Not annualized.
(g)    Annualized.

Year ended October 31           Period ended October 31        Year ended March 31
---------------------           -----------------------        -------------------
        1993                            1992 (b)                 1992         1991
 Class A   Class B              Class A      Class B (c)       Class A     Class A
 -------   -------              -------      -------           -------     -------
$ 13.830   $13.780             $ 14.240       $13.570         $ 12.800     $ 12.010
--------   -------             --------       -------         --------     --------
   0.110     0.001                0.066        (0.002)           0.168        0.221

   2.240     2.244                0.074         0.212            1.502        1.059
--------   -------             --------       -------         --------     --------
   2.350     2.245                0.140         0.210            1.670        1.280
--------   -------             --------       -------         --------     --------
  (0.095)      ---               (0.093)          ---           (0.183)      (0.210)
  (0.845)   (0.845)              (0.457)          ---           (0.047)      (0.280)
--------   -------             --------       -------         --------     --------
  (0.940)   (0.845)              (0.550)          ---           (0.230)      (0.490)

$ 15.240   $15.180             $ 13.830       $13.780         $ 14.240     $ 12.800
--------   -------             --------       -------         --------     --------
   17.79%    16.99%                1.02% (f)     1.55%(f)        13.24%       10.95%
--------   -------             --------       -------         --------     --------

    1.19%     1.94%                1.19% (g)     1.94%(g)         1.18%        1.03%
    0.64%    (0.11)%               0.83% (g)     0.08%(g)         1.24%        1.94%
      66%       66%                  68% (g)       68%(g)           38%          37%

$169,913   $41,989             $150,260       $26,364         $149,341     $134,055

Federal Income Tax Information (unaudited)

100% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995 qualify for the corporate dividends received deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
   COLONIAL GROWTH SHARES FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Growth Shares Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995

                              Shareholder Services
                            to Make Investing Easier


Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                         HOW TO REACH COLONIAL
                          BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information . . . . .press 1

For account information . . . . . . . . . . . . . . . . . . . . . .press 2

To speak to a Colonial representative . . . . . . . . . . . . . . .press 3

For yield and total return information  . . . . . . . . . . . . . .press 4

For duplicate statements or new supply of checks . . . . . . . . . press 5

To order duplicate tax forms and year-end statements . . . . . . . press 6
(February through May)

To review your options at any time during your call .. . . . . . . press *


To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE DEPARTMENT - 1-800-248-2828
To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                    Important Information About this Report

The Transfer Agent for Colonial Growth Shares Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Growth Shares Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Growth Shares Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[Colonial Mutual Funds Logo]
Mutual Funds for
Planned Portfolios

                                    Trustees

ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.
Chairman of the Board and Director, The Colonial Group, Inc. and Colonial Management Associates, Inc. (formerly Chief Executive Officer, The Colonial Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

                   COLONIAL INVESTMENT SERVICES, INC. (C)1995
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                           GS-02/475B-1095   (12/95)